SECURITIES AND EXCHANGE COMMISION
                              WASHINGTON, DC 20549

________________________________________________________________________________



                                   FORM 8-K/A

                                SECOND AMENDMENT

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 15, 2001
                         Fourth Quarter Fiscal Year 1994


                         WASTE CONVERSION SYSTEMS, INC.
                    (Exact name as specified in its charter)


            Nevada                     33-58972                  22-280078
            ------                     --------                  ---------
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)


           4871 N. Mesa Drive, P.O. Box 69, Castle Rock, CO 80104-0069
           -----------------------------------------------------------
               (Address of Principal Executive Office) (Zip code)


        Registrant's telephone number, including area code (303) 419-2999
                                                           --------------

       6890 So. Tucson Way, Suite 200, Englewood, CO 80112 (303) 790-8300
       ------------------------------------------------------------------
                 (Former address, if changed since last report)


                             Exhibit Index on page 2




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                         WASTE CONVERSION SYSTEMS, INC.

                                   FORM 8-K/A

                                      INDEX


Item 4. Changes in Registrant's Certifying Accountant ........................ 3

Signature .................................................................... 4

Exhibit 16. BDO Seidman LLP letter to the Commission dated July 20, 2001 ..... 5











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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         During the fourth quarter of fiscal year 1994, the Company, through its former management and Board of Directors, and BDO Seidman LLP mutually agreed not renew their engagement as the Company's auditor. To the best of the new management's knowledge, based upon a reasonable investigation, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to BDO Seidman LLP's satisfaction would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report during the period covering fiscal years 1992 and 1993 through the subsequent interim period through the date the relationship ended during the fourth quarter of fiscal year 1994. Their reports on such financial statements contained a modification that expressed substantial doubt about the Company's ability to continue as a going concern.

         The Company had and has no disagreements with these reports. The Company is not aware, after reasonable investigation, of any reportable events, as described in Item 304 (a)(1)(iv) and (a)(1)(v) of Regulation S-K and S-B, occurring during fiscal years 1992 and 1993 or during the interim period through the date the relationship ended in the fourth quarter of 1994.

         The last audited financial statement for the Registrant was done by BDO Seidman LLP and was dated December 24, 1993 for the period ending September 30, 1993. Although the Registrant filed unaudited financial statements in its Forms 10-QSB for the first, second and third quarters of fiscal year 1994, the Registrant has not filed an audited financial statement since the one contained in the Company's Form 10-KSB for fiscal year 1993. The Company did not engage another auditor until June 25, 2001. The Company is currently attempting to update its Form 10-KSB filings for the fiscal years 1994 through 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit  16:   Letter  from  BDO  Seidman  LLP,   Registrant's   former
accountant, addressed to the Commission pursuant to Regulation S-K, 17 C.F.R. ss.229.304(a)(3).




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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 20, 2001.

                                                  WASTE CONVERSION SYSTEMS, INC.



                                                  /s/ Glenna Price, Secretary
                                                  ------------------------------

                                                  Glenna Price, Secretary






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